Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes

NOTE 12 — INCOME TAXES

For the period ended December 31, 2024 the Company generated no current income taxes due to the Company generating net operating losses whereas for the period ended December 31, 2023, the Company generated a current tax benefit of ($176,000). Additionally, no deferred income taxes have been recorded due to the uncertainty of the realization of any tax assets. On December 31, 2024, the Company has federal and state net operating loss carryforwards available to offset future taxable income of approximately $38,580,000. For federal purposes, there is an unlimited carryforward period, and for state purposes, the net operating losses begin to expire in 2041.

The income tax (benefit)/expense attributable to loss consisted of the following, for the year ended December 31,:

	2024	2023
Current provision for income taxes:
Federal	$—	$(176,000)
State	—	—
Total current income tax	—	(176,000)

Deferred tax expense:
Federal	—	—
State	—	—
Total deferred tax	—	—
Total income tax	$—	$(176,000)

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	2024	2023
Taxes calculated at federal rate	21.0%	21.0%
Permanent differences	(0.5)	—
State tax, net of federal impact	3.9	3.2
Return to provision	—	(0.7)
Other	(2.9)	—
Change in valuation allowance	(21.5)	(23.0)
Provision for income taxes	0.0%	0.5%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at December 31, are presented below:

	2024	2023
Deferred tax assets
Net operating loss carryforwards	$9,436,000	$10,002,000
Stock based compensation	4,203,000	4,019,000
Accrued Expenses	252,000	208,000
Mining equipment	1,825,000	251,000
Digital asset Impairment	335,000	842,000
Total deferred tax assets	16,051,000	15,322,000

Deferred tax liability
Mining equipment	—
Change in FV of Derivative	—	(3,546,000)
Total deferred tax liability	—	(3,546,000)

Net deferred tax assets	16,051,000	11,776,000
Valuation allowance	(16,051,000)	(11,776,000)
Net deferred tax	$—	$—

Deferred tax assets and liabilities are computed by applying the federal and state income tax rates in effect to the gross amounts of temporary differences and other tax attributes, such as net operating loss carryforwards. In assessing if the deferred tax assets will be realized, the Company considers whether it is more likely than not that some or all of these deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which these deductible temporary differences reverse.

For financial reporting purposes, the Company has incurred a loss in each period since its inception. Based on all available evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets on December 31, 2024, and 2023. During the years ended December 31, 2024, and 2023, the valuation allowance increased by $4,275,000 and $6,608,000, respectively. The increase was attributable to the increase in our net operating loss carryforwards and several other deferred tax assets. The total valuation allowance results from the Company’s estimate of its inability to recover its net deferred tax assets.

On December 31, 2024, the Company has federal and state net operating loss carryforwards, which are available to offset future taxable income, of approximately $38,580,000 which for federal purposes has an unlimited carryforward period and begins to expire in 2041 for state purposes. These carryforwards may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes that would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Sections 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis. If a change in ownership were to have occurred, NOL and tax credit carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.

The Company files income tax returns in the United States and various state jurisdictions. Due to the Company’s carryforward of net operating losses all tax years are open and subject to income tax examination by tax authorities. The Company’s policy is to recognize interest expenses and penalties related to income tax matters as a tax expenses. As of December 31, 2024 and 2023, there are no unrecognized tax benefits, and there are no significant accruals for interest related to unrecognized tax benefits or tax penalties.

The Company is in the process of analyzing its NOL and has not determined if the company has had any change of control issues that could limit the future use of NOL. The NOL carryforwards that were generated after 2017 of approximately $38,580,000 may only be used to offset 80% of future taxable income and are carried forward indefinitely.